Exhibit (11) under N-1A
                                   Exhibit 23 under Item 601/Reg SK



                              ARTHUR ANDERSEN LLP

                            Pittsburgh, Pennsylvania







                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 19 to Form N-1A Registration Statement of FEDERATED U.S. GOVERNMENT BOND FUND, of our report dated October 13, 1995, included in or made part of this registration statement.



By: ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania,
October 23, 1995